Exhibit 99.1
Fastly Announces Fourth Quarter and Full Year 2023 Financial Results
Company reports record fourth quarter revenue of $137.8 million

SAN FRANCISCO — February 14, 2024 — Fastly, Inc. (NYSE: FSLY), one of the world’s fastest edge cloud platforms, today announced financial results for its fourth quarter and full year ended December 31, 2023.
“This quarter demonstrated the progress we’ve made in operational and financial rigor resulting in strong gross margins and non-GAAP net income,” said Todd Nightingale, CEO of Fastly.
“Our go-to-market, packaging and channel efforts through 2023 delivered an inflection in our customer acquisition as we closed out the year,” continued Nightingale. “This positions us well for 2024, driving our mission to make every user experience fast, safe, and engaging.”

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Revenue	$137,777	$119,321	$505,988	$432,725
Gross margin
GAAP gross margin	55.0%	52.4%	52.6%	48.5%
Non-GAAP gross margin	59.2%	57.0%	56.9%	53.6%
Operating loss
GAAP operating loss	$(42,584)	$(48,462)	$(198,028)	$(246,199)
Non-GAAP operating loss	$(2,268)	$(11,994)	$(36,679)	$(76,468)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.18)	$(0.38)	$(1.03)	$(1.57)
Non-GAAP net income (loss) per common share—basic and diluted	$0.01	$(0.08)	$(0.17)	$(0.59)
For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.
Fourth Quarter 2023 Financial Summary
•Total revenue of $137.8 million, representing 15% year-over-year growth and 8% sequential increase.
•GAAP gross margin of 55.0%, compared to 52.4% in the fourth quarter of 2022. Non-GAAP gross margin of 59.2%, compared to 57.0% in the fourth quarter of 2022.
•GAAP net loss of $23.4 million, compared to $46.7 million in the fourth quarter of 2022. Non-GAAP net income of $1.7 million, compared to non-GAAP net loss of $9.5 million in the fourth quarter of 2022.
•GAAP net loss per basic and diluted shares of $0.18 compared to $0.38 in the fourth quarter of 2022. Non-GAAP net income per basic and diluted shares of $0.01, compared to non-GAAP net loss per basic and diluted shares of $0.08 in the fourth quarter of 2022.
Full Year 2023 Financial Summary
•Total revenue of $506.0 million, representing 17% growth year-over-year.
•GAAP gross margin of 52.6%, compared to 48.5% in fiscal 2022. Non-GAAP gross margin of 56.9%, compared to 53.6% in fiscal 2022.
•GAAP net loss of $133.1 million, compared to $190.8 million in fiscal 2022. Non-GAAP net loss of $21.7 million, compared to $72.3 million in fiscal 2022.
•GAAP net loss per basic and diluted shares of $1.03 compared to $1.57 in fiscal 2022. Non-GAAP net loss per basic and diluted shares of $0.17, compared to $0.59 in fiscal 2022.

Key Metrics
•12-month net retention rate (LTM NRR)1 decreased to 113% in the fourth quarter from 114% in the third quarter.
•Total customer count2 was 3,243 in the fourth quarter, up 141 from the third quarter; 578 were enterprise customers2 in the fourth quarter, up 31 from the third quarter.
•Average enterprise customer spend3 of $880 thousand in the fourth quarter, up 3% quarter-over-quarter.
•Annual revenue retention rate (ARR)7 was 99.2% in 2023, increasing from 98.9% in 2022.
•Remaining performance obligations (RPO)4 were $245 million, down 1% from $248 million in the third quarter of 2023 and up 24% from $198 million in the fourth quarter of 2022.

Fourth Quarter Business and Product Highlights
•Fastly was named a Leader in The Forrester Wave™: Edge Development Platforms, Q4 2023 report, highlighted by Fastly’s Compute platform receiving the highest rating possible (5/5) in 22 criteria.
•Kip Compton joined Fastly as Chief Product Officer, bringing over 25 years of senior leadership experience driving innovation, most recently as SVP of Strategy at Cisco Networking where he led teams responsible for strategy, portfolio management, investments and acquisitions.
•Repurchased $130.9 million of our convertible notes’ principal balance in the fourth quarter for $113.6 million in cash or approximately 87 cents on the dollar.
•Channel partner deal registration continues to expand as our 2023 deal registration more than tripled 2022 levels and we grew our partner engagement by over 65%.
•Our packaging motion is accelerating as more customers purchased package deals in the fourth quarter of 2023 than the first nine months of 2023 combined.
•Launched our new annual global cybersecurity report, The Race to Adapt, uncovering the impacts of cyber attacks on leading businesses across the globe and how 76% of the businesses surveyed plan to increase their cybersecurity budgets in the next year.
•Released multiple new features to Fastly’s Next-Gen WAF solution to improve performance and simplify the user experience, including Hashicorp Vault Integration, Agent Auto-Update, WAF Simulator, New Anomaly Signal: Out-of-Band Domain, and Simplified Attack Signal Thresholds.
•Released our new observability page, allowing customers to monitor their Fastly Delivery and Compute services via metrics and logs within customizable dashboards.
•Released our Bot Mitigation solution in limited availability to select customers.

First Quarter and Full Year 2024 Guidance

	Q1 2024	Full Year 2024
Total Revenue (millions)	$131 - $135	$580 - $590
Non-GAAP Operating Loss (millions)	($14.0) - ($10.0)	($20.0) - ($14.0)
Non-GAAP Net Income (Loss) per share (5)(6)	($0.09) - ($0.05)	($0.06) - $0.00
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, February 14, 2024.

Date: Wednesday, February 14, 2024
Time: 1:30 p.m. PT / 4:30 p.m. ET

Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, February 14 through February 28, 2024 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly, Inc.
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver some of the best online experiences possible through edge compute, delivery, security, and observability offerings improving site performance, enhancing security, and empowering innovation at global scale. Compared to legacy providers, Fastly’s powerful and modern network architecture is one of the fastest on the planet, empowering developers to deliver secure websites and apps with rapid time-to-market and industry-leading cost savings. Organizations around the world trust Fastly to help them upgrade the internet experience, including Reddit, Wendy’s, Stripe, Neiman Marcus, Universal Music Group, SeatGeek, and Advance Publications. Learn more about Fastly at https://www.fastly.com, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, our operating performance, our ability to innovate, our customer acquisition and go-to-market efforts, our ability to monetize, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.

Acquisition-Related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executives' employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of impairment charge related to our computer and networking equipment, including software, we expect to not be used. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 Under our new methodology, our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Under our prior methodology, our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the last month of the quarter. Under our new methodology, our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. Under our prior methodology, our enterprise customers are defined as those with revenue in excess of $100,000 in the trailing 12-month period. Under our prior methodology, our total customer count was 3,097 in the fourth quarter, up 78 from the third quarter of 2023; 532 were enterprise customers in the fourth quarter, up 2 from the third quarter of 2023.
3 Under our new methodology, our average enterprise customer spend is calculated by taking the annualized current quarter revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend was $859 thousand in the fourth quarter, up 3% quarter-over-quarter.
4 Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.

5 Non-GAAP net income (loss) per basic share is calculated as Non-GAAP net income (loss) divided by weighted average basic shares for 2024.
6 Assumes weighted average basic shares outstanding of 134.3 million in Q1 2024 and 137.5 million for the full year 2024.
7 Annual Revenue Retention rate is calculated by first calculating "Annual Revenue Churn", which is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us, (a "Churned Customer") by the number of months remaining in the same calendar year. Our ARR rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers from which we recognized revenue during the last quarter of the prior year divided by our annual revenue of the same calendar year from 100%. Under the prior methodology, our ARR rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers from which we recognized revenue during the last month of the prior year divided by our annual revenue of the same calendar year from 100%. Under our prior methodology, our ARR was 99.1%, down 0.1% year-over-year.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Revenue	$137,777	$119,321	$505,988	$432,725
Cost of revenue(1)	62,003	56,738	239,660	222,944
Gross profit	75,774	62,583	266,328	209,781
Operating expenses:
Research and development(1)	38,270	37,197	152,190	155,308
Sales and marketing(1)	48,662	44,623	191,773	179,869
General and administrative(1)	31,426	29,225	116,077	120,803
Impairment expense	—	—	4,316	—
Total operating expenses	118,358	111,045	464,356	455,980
Loss from operations	(42,584)	(48,462)	(198,028)	(246,199)
Net gain on extinguishment of debt	15,656	—	52,416	54,391
Interest income	4,584	2,894	18,186	7,044
Interest expense	(744)	(1,354)	(4,051)	(5,887)
Other income (expense)	(763)	46	(1,832)	(29)
Loss before income taxes	(23,851)	(46,876)	(133,309)	(190,680)
Income tax expense (benefit)	(465)	(223)	(221)	94
Net loss	$(23,386)	$(46,653)	$(133,088)	$(190,774)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.18)	$(0.38)	$(1.03)	$(1.57)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	131,843	123,587	128,770	121,723

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Cost of revenue	$3,278	$2,938	$11,656	$12,050
Research and development	12,019	11,469	47,827	58,435
Sales and marketing	8,060	7,885	33,703	39,083
General and administrative	12,090	9,126	43,117	36,228
Total	$35,447	$31,418	$136,303	$145,796

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Gross Profit
GAAP gross profit	$75,774	$62,583	$266,328	$209,781
Stock-based compensation	3,278	2,938	11,656	12,050
Amortization of acquired intangible assets	2,475	2,475	9,900	9,900
Non-GAAP gross profit	$81,527	$67,996	$287,884	$231,731
GAAP gross margin	55.0%	52.4%	52.6%	48.5%
Non-GAAP gross margin	59.2%	57.0%	56.9%	53.6%

Research and development
GAAP research and development	$38,270	$37,197	$152,190	$155,308
Stock-based compensation	(11,728)	(11,469)	(45,840)	(58,435)
Executive transition costs	(385)	—	(2,791)	—
Non-GAAP research and development	$26,157	$25,728	$103,559	$96,873

Sales and marketing
GAAP sales and marketing	$48,662	$44,623	$191,773	$179,869
Stock-based compensation	(8,060)	(7,885)	(33,703)	(39,083)
Amortization of acquired intangible assets	(2,300)	(2,575)	(10,026)	(10,891)
Non-GAAP sales and marketing	$38,302	$34,163	$148,044	$129,895

General and administrative
GAAP general and administrative	$31,426	$29,225	$116,077	$120,803
Stock-based compensation	(12,090)	(9,126)	(43,117)	(33,195)
Executive transition costs	—	—	—	(4,207)
Acquisition-related expenses	—	—	—	(1,970)
Non-GAAP general and administrative	$19,336	$20,099	$72,960	$81,431

Operating loss
GAAP operating loss	$(42,584)	$(48,462)	$(198,028)	$(246,199)
Stock-based compensation	35,156	31,418	134,316	142,763
Executive transition costs	385	—	2,791	4,207
Amortization of acquired intangible assets	4,775	5,050	19,926	20,791
Impairment expense	—	—	4,316	—
Acquisition-related expenses	—	—	—	1,970
Non-GAAP operating loss	$(2,268)	$(11,994)	$(36,679)	$(76,468)

Net loss
GAAP net loss	$(23,386)	$(46,653)	$(133,088)	$(190,774)
Stock-based compensation	35,156	31,418	134,316	142,763
Executive transition costs	385	—	2,791	4,207
Amortization of acquired intangible assets	4,775	5,050	19,926	20,791
Acquisition-related expenses	—	—	—	1,970
Net gain on extinguishment of debt	(15,656)	—	(52,416)	(54,391)
Impairment expense	—	—	4,316	—
Amortization of debt discount and issuance costs	456	716	2,477	3,169
Non-GAAP income (loss)	$1,730	$(9,469)	$(21,678)	$(72,265)

Non-GAAP net income (loss) per common share—basic and diluted	$0.01	$(0.08)	$(0.17)	$(0.59)
Weighted average basic common shares	131,843	123,587	128,770	121,723
Weighted average diluted common shares	141,162	123,587	128,770	121,723

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited) (continued)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Reconciliation of GAAP to Non-GAAP diluted shares
GAAP diluted shares	131,843	123,587	128,770	121,723
Other dilutive equity awards	9,319	—	—	—
Non-GAAP diluted shares	141,162	123,587	128,770	121,723
Non-GAAP diluted net income (loss) per share	0.01	(0.08)	(0.17)	(0.59)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Adjusted EBITDA
GAAP net loss	$(23,386)	$(46,653)	$(133,088)	$(190,774)
Stock-based compensation	35,156	31,418	134,316	142,763
Executive transition costs	385	—	2,791	4,207
Net gain on extinguishment of debt	(15,656)	—	(52,416)	(54,391)
Impairment expense	—	—	4,316	—
Acquisition-related expenses	—	—	—	1,970
Depreciation and other amortization	13,727	11,903	52,139	43,524
Amortization of acquired intangible assets	4,775	5,050	19,926	20,791
Amortization of debt discount and issuance costs	456	716	2,477	3,169
Interest income	(4,584)	(2,894)	(18,186)	(7,044)
Interest expense	288	638	1,574	2,718
Other expense (income)	763	(46)	1,832	29
Income tax expense (benefit)	(465)	(223)	(221)	94
Adjusted EBITDA	$11,459	$(91)	$15,460	$(32,944)

Condensed Consolidated Balance Sheets
(in thousands)

	As of December 31, 2023	As of December 31, 2022
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$107,921	$143,391
Marketable securities, current	214,799	374,581
Accounts receivable, net of allowance for credit losses	120,498	89,578
Prepaid expenses and other current assets	20,455	28,933
Total current assets	463,673	636,483
Property and equipment, net	176,608	180,378
Operating lease right-of-use assets, net	55,212	68,440
Goodwill	670,356	670,185
Intangible assets, net	62,475	82,900
Marketable securities, non-current	6,088	165,105
Other assets	90,779	92,622
Total assets	$1,525,191	$1,896,113
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,611	$4,786
Accrued expenses	61,818	61,161
Finance lease liabilities, current	15,684	28,954
Operating lease liabilities, current	24,042	23,026
Other current liabilities	40,539	34,394
Total current liabilities	147,694	152,321
Long-term debt	343,507	704,710
Finance lease liabilities, non-current	1,602	15,507
Operating lease liabilities, non-current	48,484	61,341
Other long-term liabilities	4,416	7,076
Total liabilities	545,703	940,955
Stockholders’ equity:
Common stock	3	2
Additional paid-in capital	1,815,245	1,666,106
Accumulated other comprehensive loss	(1,008)	(9,286)
Accumulated deficit	(834,752)	(701,664)
Total stockholders’ equity	979,488	955,158
Total liabilities and stockholders’ equity	$1,525,191	$1,896,113

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(23,386)	$(46,653)	$(133,088)	$(190,774)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,587	11,371	51,602	42,619
Amortization of intangible assets	4,899	5,582	20,424	21,696
Non-cash lease expense	5,451	7,835	22,678	25,448
Amortization of debt discount and issuance costs	456	715	2,476	3,169
Amortization of deferred contract costs	4,295	2,896	15,548	8,916
Stock-based compensation	35,447	31,418	136,303	145,796
Deferred income taxes	(900)	—	(900)	—
Provision for credit losses	714	624	2,025	2,406
Loss on disposals of property and equipment	—	—	505	854
Amortization and accretion of discounts and premiums on investments	(990)	515	(646)	3,137
Impairment of operating lease right-of-use assets	156	2,083	744	2,083
Impairment expense	—	—	4,316	—
Net gain on extinguishment of debt	(15,656)	—	(52,416)	(54,391)
Other adjustments	905	3,980	648	3,688
Changes in operating assets and liabilities:
Accounts receivable	(22,590)	(17,288)	(32,945)	(27,359)
Prepaid expenses and other current assets	4,107	(971)	8,709	(6,758)
Other assets	(6,868)	(15,492)	(23,137)	(35,396)
Accounts payable	(876)	(1,267)	382	(4,724)
Accrued expenses	(1,603)	3,799	(7,856)	8,289
Operating lease liabilities	(5,137)	(6,377)	(22,074)	(22,778)
Other liabilities	612	5,102	7,064	4,447
Net cash provided by (used in) operating activities	(7,377)	(12,128)	362	(69,632)
Cash flows from investing activities:
Purchases of marketable securities	(59,142)	—	(132,233)	(355,479)
Sales of marketable securities	24,850	65	25,625	161,918
Maturities of marketable securities	5,642	94,303	433,767	535,040
Business acquisitions, net of cash acquired	—	1,843	—	(25,902)
Advance payment for purchase of property and equipment	—	(10,923)	—	(42,197)
Purchases of property and equipment	(2,693)	(8,529)	(10,976)	(19,975)
Proceeds from sale of property and equipment	—	126	49	492
Capitalized internal-use software	(5,902)	(4,290)	(21,292)	(18,146)
Net cash provided by (used in) investing activities	(37,245)	72,595	294,940	235,751
Cash flows from financing activities:
Cash paid for debt extinguishment	(113,606)	—	(310,540)	(177,082)
Repayments of finance lease liabilities	(5,932)	(4,427)	(27,175)	(22,532)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	10,655
Cash paid for early sale of restricted shares	—	—	—	(10,655)
Payment of deferred consideration for business acquisitions	—	—	(4,393)	—
Proceeds from exercise of vested stock options	161	364	2,169	5,688
Proceeds from employee stock purchase plan	1,550	(949)	8,559	4,777
Net cash used in financing activities	(117,827)	(5,012)	(331,380)	(189,149)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	70	39	608	(390)
Net increase in cash, cash equivalents, and restricted cash	(162,379)	55,494	(35,470)	(23,420)
Cash, cash equivalents, and restricted cash at beginning of period	270,450	88,047	143,541	166,961
Cash, cash equivalents, and restricted cash at end of period	108,071	143,541	108,071	143,541
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	107,921	143,391	107,921	143,391
Restricted cash, current	150	150	150	150
Total cash, cash equivalents, and restricted cash	$108,071	$143,541	$108,071	$143,541

Free Cash Flow
(in thousands, unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Cash flow provided by (used in) operations	$(7,377)	$(12,128)	$362	$(69,632)
Capital expenditures(1)	(14,527)	(17,120)	(59,394)	(60,161)
Advance payment for purchase of property and equipment(2)	—	(10,923)	—	(42,197)
Free Cash Flow	$(21,904)	$(40,171)	$(59,032)	$(171,990)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)As reflected in our statement of cash flows. In the year ended December 31, 2023, we received $8.7 million of capital equipment that was prepaid prior to the current year.

Contacts:
Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
Spring Harris
press@fastly.com

Source: Fastly, Inc.